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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 24, 2003 (November 21, 2003).

                                 EPICEDGE, INC.
             (Exact name of Registrant as specified in its charter)


            TEXAS                        001-15493               75-1657943
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)




     5508 HIGHWAY TWO NINETY WEST
     SUITE 300
     AUSTIN, TEXAS                                                78735
(Address of principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (512) 261-3346


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         See Item 5.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 21, 2003 the registrant filed a voluntary petition pursuant to Chapter 7 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas, Austin Division.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EPICEDGE, INC.

                                            By:    /s/ Mark L. McManigal
                                                 -------------------------------
                                            Name:  Mark L. McManigal
                                            Title: Interim Chief Executive
                                                   Officer

Date: November 24, 2003